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                                                                   EXHIBIT 23.2



              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation of our report dated February 28, 1996 on the consolidated financial statements of Synagro Technologies, Inc. for the years ended December 31, 1995 and 1994, included in this Form 10-K, into the Company's previously filed Registration Statement file No. 333-18029 on
Form S-8 and Registration Statement file No. 333-20825 on Form S-3.





Singer Lewak Greenbaum & Goldstein LLP
Los Angeles, California
April 11, 1997